Exhibit 10.4
FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT
     This Amendment, dated as of September 26, 2006, is made by and among GLOBAL EMPLOYMENT SOLUTIONS, INC., a Colorado corporation (“Global”), EXCELL PERSONNEL SERVICES CORPORATION, an Illinois corporation (“Excell”), FRIENDLY ADVANCED SOFTWARE TECHNOLOGY, INC., a New York corporation (“Friendly”), TEMPORARY PLACEMENT SERVICE, INC., f/k/a Michael & Associates, Inc. and successor by merger to Temporary Placement Service, Inc., a Georgia corporation (“TPS”), SOUTHEASTERN STAFFING, INC., a Florida corporation (“Southeastern”), SOUTHEASTERN PERSONNEL MANAGEMENT, INC., a Florida corporation (“SPM”), MAIN LINE PERSONNEL SERVICES, INC., a Pennsylvania corporation (“Main Line”), BAY HR, Inc., a Florida corporation (“BHR”) and SOUTHEASTERN GEORGIA HR, INC., a Georgia corporation (“SGHR”), SOUTHEASTERN STAFFING II, INC., a Florida corporation (“SEII”), SOUTHEASTERN STAFFING III, INC., a Florida corporation (“SEIII”), SOUTHEASTERN STAFFING IV, INC., a Florida corporation (“SEIV”), SOUTHEASTERN STAFFING V, INC., a Florida corporation (“SEV”), and SOUTHEASTERN STAFFING VI, INC., a Florida corporation (“SEVI”) (Global, Excell, Friendly, TPS, Southeastern, SPM, Main Line, BHR, SGHR, SEII, SEIII, SEIV, SEV and SEVI are each referred to herein as a “Borrower” and collectively as the “Borrowers”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”), acting through its Wells Fargo Business Credit operating division.
Recitals
     The Borrowers and the Lender are parties to an Amended and Restated Credit and Security Agreement dated as of July 24, 2006 (the “Credit Agreement”). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.
     The Borrowers have requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:
     1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, subsection (i) of the definition of “Eligible Accounts” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     ”(i) (A) That portion of Accounts, other than (I) during the period from September 26, 2006 to and including November 13, 2006, Accounts owed by Total Logistics and (II) Accounts owed to Southeastern, unpaid 90 days or more after the invoice date, (B) that portion of Accounts owed to Southeastern unpaid 14 days or more after the invoice date and (C) during the period from September 26, 2006 to and including November 13, 2006, that portion of Accounts owed by Total Logistics, unpaid 120 days or more after the invoice date;”
     2. Section 6.2(d) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     ”(d) Minimum Availability. At all times after March 31, 2007, the average monthly Availability, with respect to all Borrowers on a consolidated basis, measured on the last day of each month, shall exceed $2,000,000.”
     3. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.
     4. Consent. The Lender hereby consents to (a) the repayment of certain Subordinated Debt by the Borrowers or the Public Parent in an aggregate amount of up to $5,000,000, subject to the terms and conditions previously provided to the Lender by the Borrowers, and (b) any distribution prohibited under Section 6.7 of the Credit Agreement required to repay such Subordinated Debt. The Borrowers each represent and warrant to the Lender that the repayment of such Subordinated Debt will not cause a default or an event of default under any agreement, instrument or document evidencing or related to (i) any securities issued by the Public Parent or (ii) any Subordinated Debt. This consent shall be effective only in this specific instance and for the specific purpose for which it is given, and this consent shall not entitle any Borrower to any other or further consents in any similar or other circumstances.
     5. Subordination Agreement. The Borrowers agree that their failure to deliver to the Lender on or before October 10, 2006, each in form and substance acceptable to the Lender in its sole discretion, (i) a joinder agreement to the Subordination Agreement dated as of March 31, 2006, by Amatis Limited, for itself and in its capacity as collateral agent, Radcliffe SPC, Ltd., for and on behalf of Class A Convertible Crossover Segregated Portfolio, Magnetar Capital Master Fund, Ltd., Whitebox Convertible Arbitrage Partners, LP, Guggenheim Portfolio XXXI, LLC, Pandora Select Partners, LP, Whitebox Intermarket Partners, LP, Context Convertible Arbitrage Fund, LP, Context Convertible Arbitrage Offshore, Ltd., Context Opportunistic Master Fund, L.P., for the benefit of Wells Fargo Bank, National Association (the “Subordination Agreement”), pursuant to which the replacement collateral agent becomes a party to the Subordination Agreement and (ii) a joinder agreement to the Subordination Agreement, pursuant to which any assignee, transferee or pledgee of Subordinated Debt subject to the Subordination Agreement becomes a party to the Subordination Agreement, pursuant to Section 8 of the Subordination Agreement, will constitute an Event of Default under the Credit Agreement.
     6. Previous Certificate. Each Borrower acknowledges and agrees, retroactive to July 24, 2006, that, although the Certificate of Authority for Amended and Restated Credit Agreement (Global Employment Solutions, Inc. and Subsidiaries) and the Certificate of Authority of Guarantor for Amendment, each dated as of July 24, 2006, refer to “Southeastern Staffing III, a Florida corporation” and “Southeastern Staffing V, a Florida corporation”, the corporations referred to therein are Southeastern Staffing III, Inc., a Florida corporation, and Southeastern Staffing V, Inc., a Florida corporation.

     7. Accommodation Fees. The Borrowers shall pay the Lender as of the date hereof a fully earned, non-refundable fee in the amount of $170,000 in consideration of the Lender’s execution and delivery of this Amendment.
     8. Conditions Precedent. This Amendment shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:
          (a) The Acknowledgment and Agreement of Guarantor set forth at the end of this Amendment, duly executed by each Guarantor.
          (b) A Certificate of an Officer of each Borrower certifying as to (i) the resolutions of the board of directors of such Borrower approving the execution and delivery of this Amendment, (ii) the fact that the articles of incorporation and bylaws of such Borrower, which were previously certified and delivered to the Lender pursuant to a Certificate of Authority of an authorized Officer of such Borrower continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of such Borrower who have been previously certified to the Lender, pursuant to a Certificate of Authority of an authorized Officer of such Borrower, as being authorized to sign and to act on behalf of such Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of such Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of such Borrower.
          (c) An Affidavit Regarding Out-of-State Execution of Credit and Security Agreement and Notes (for Florida Borrowers);
          (d) Evidence of the repayment of Subordinated Debt by the Borrowers or the Public Parent in an aggregate amount of up to $5,000,000 on the terms and conditions previously provided to the Lender by the Borrowers;
          (e) Payment of the fee described in Paragraph 6; and
          (f) Such other matters as the Lender may require.
     9. Representations and Warranties. Each Borrower hereby represents and warrants to the Lender as follows:
          (a) Each Borrower has all requisite power and authority to execute this Amendment and all other agreements, instruments and documents related hereto and to perform all of its obligations hereunder and thereunder, and this Amendment and all other agreements, instruments and documents related hereto have been duly executed and delivered by it and constitutes the legal, valid and binding obligation of it, enforceable in accordance with its terms.
          (b) The execution, delivery and performance by each Borrower of this Amendment and all other agreements, instruments and documents related hereto to which such Borrower is a party have been duly authorized by all necessary corporate action and do not

(i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to such Borrower, or the articles of incorporation or by-laws of such Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Borrower is a party or by which it or its properties may be bound or affected.
          (c) This Amendment and all other agreements, instruments and documents related hereto were signed, executed, and delivered by the Borrowers in Colorado.
          (d) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.
          (e) The Borrowers have delivered to each Subordinated Creditor a copy of this Amendment and all other agreements, instruments and documents requested by such Persons.
     10. References. All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby. All references to the “Borrowers” or any variation thereof in any guaranty of the Obligations executed by any of the undersigned shall be deemed to refer to each Borrower (as defined in the Credit Agreement), other than such Guarantor.
     11. No Waiver. The execution of this Amendment and acceptance of any other documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.
     12. Release. Each Borrower, in its capacity as both borrower and guarantor, hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.
     13. Costs and Expenses. Each Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, each Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Each Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by such Borrower, make a loan to such Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under Paragraph 6 hereof.
     14. Joint and Several Liability. All obligations of each Borrower under this Amendment shall be joint and several. Each Borrower shall be bound both severally and jointly with the other. Each Borrower is responsible for each other Borrower’s obligations under this Amendment. Notices from the Lender to any Borrower shall constitute notice to all Borrowers. Directions, instructions, representations, warranties or covenants made by any Borrower to the Lender shall be binding on all Borrowers.
     15. Miscellaneous. This Amendment and the Acknowledgment and Agreement of Guarantor may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

WELLS FARGO BANK, N.A., acting through its WELLS FARGO BUSINESS CREDIT operating division.		GLOBAL EMPLOYMENT SOLUTIONS, INC.

By:	/s/ Martin E. Tracy	By:	/s/ Howard Brill

Name:	Martin E. Tracy	Name:	Howard Brill
Its:	Vice President	Its:	Chief Executive Officer and President

SOUTHEASTERN STAFFING, INC.		EXCELL PERSONNEL SERVICES CORPORATION

By:	/s/ Howard Brill	By:	/s/ Howard Brill

Name:	Howard Brill	Name:	Howard Brill
Its:	Executive Vice President	Its:	Executive Vice President

MAIN LINE PERSONNEL SERVICES, INC.		FRIENDLY ADVANCED SOFTWARE TECHNOLOGY, INC.

By:	/s/ Howard Brill	By:	/s/ Howard Brill

Name: Its:	Howard Brill Executive Vice President	Name: Its:	Howard Brill Executive Vice President

BAY HR, INC.		TEMPORARY PLACEMENT SERVICE, INC., f/k/a Michael & Associates, Inc. and successor by merger to Temporary Placement Service, Inc.

By:	/s/ Howard Brill	By:	/s/ Howard Brill

Name: Its:	Howard Brill Executive Vice President	Name: Its:	Howard Brill Executive Vice President

SOUTHEASTERN GEORGIA HR, INC.		SOUTHEASTERN PERSONNEL MANAGEMENT, INC.

By:	/s/ Howard Brill	By:	/s/ Howard Brill

Name: Its:	Howard Brill Executive Vice President	Name: Its:	Howard Brill Executive Vice President

SOUTHEASTERN STAFFING II, INC.		SOUTHEASTERN STAFFING III, INC.

By:	/s/ Howard Brill	By:	/s/ Howard Brill

Name: Its:	Howard Brill Executive Vice President	Name: Its:	Howard Brill Executive Vice President

SOUTHEASTERN STAFFING IV, INC.		SOUTHEASTERN STAFFING V, INC.

By:	/s/ Howard Brill	By:	/s/ Howard Brill

Name: Its:	Howard Brill Executive Vice President	Name: Its:	Howard Brill Executive Vice President

SOUTHEASTERN STAFFING VI, INC.

By:	/s/ Howard Brill

Name: Its:	Howard Brill Executive Vice President

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR
     The undersigned, a guarantor of the indebtedness of GLOBAL EMPLOYMENT SOLUTIONS, INC., a Colorado corporation (“Global”), EXCELL PERSONNEL SERVICES CORPORATION, an Illinois corporation (“Excell”), FRIENDLY ADVANCED SOFTWARE TECHNOLOGY, INC., a New York corporation (“Friendly”), TEMPORARY PLACEMENT SERVICE, INC., f/k/a Michael & Associates, Inc. and successor by merger to Temporary Placement Service, Inc., a Georgia corporation (“TPS”), SOUTHEASTERN STAFFING, INC., a Florida corporation (“Southeastern”), SOUTHEASTERN PERSONNEL MANAGEMENT, INC., a Florida corporation (“SPM”), MAIN LINE PERSONNEL SERVICES, INC., a Pennsylvania corporation (“Main Line”), BAY HR, Inc., a Florida corporation (“BHR”) and SOUTHEASTERN GEORGIA HR, INC., a Georgia corporation (“SGHR”), SOUTHEASTERN STAFFING II, INC., a Florida corporation (“SEII”), SOUTHEASTERN STAFFING III, INC., a Florida corporation (“SEIII”), SOUTHEASTERN STAFFING IV, INC., a Florida corporation (“SEIV”), SOUTHEASTERN STAFFING V, INC., a Florida corporation (“SEV”), and SOUTHEASTERN STAFFING VI, INC., a Florida corporation (“SEVI”) (Global, Excell, Friendly, TPS, Southeastern, SPM, Main Line, BHR, SGHR, SEII, SEIII, SEIV, SEV and SEVI are each referred to herein as a “Borrower” and collectively as the “Borrowers”), to WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Lender”), acting through its Wells Fargo Business Credit operating division pursuant to a Guaranty dated as of March 31, 2006 (as amended, the “Guaranty”), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Paragraph 12 of the Amendment) and execution thereof; (iii) reaffirms all obligations to the Lender pursuant to the terms of the Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of any Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrowers’ present and future indebtedness to the Lender.

GLOBAL EMPLOYMENT HOLDINGS, INC.
By:	/s/ Howard Brill
	Name:	Howard Brill
Its: Chief Executive Officer and President